                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 25, 1999
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                      1-2572                 73-1520922
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)         Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Items 1-4                           Not applicable.

Item 5                              Other Events:

                                    Pursuant to the terms and conditions of a certain Agreement and Plan of Merger, dated December 14, 1998, among ONEOK, Inc., an Oklahoma corporation ("ONEOK"), Oasis Acquisition Corporation, a California corporation and newly formed subsidiary of ONEOK ("OAC"), and Southwest Gas Corporation, a California corporation ("Southwest"), Southwest will be merged into OAC with OAC as the surviving corporation. Immediately after that, OAC will be merged into ONEOK with ONEOK as the surviving corporation. The mergers are subject to approval by Southwest's shareholders, state regulatory agencies, and typical closing conditions. It is anticipated that the transactions can be closed later in 1999.

                                    In order for ONEOK to issue certain
                                    securities during the interim period, ONEOK must comply with Rule 3-05 and Rule 11-01(a)(8) of Regulation S-X of the Securities and Exchange Commission with respect to disclosure of certain financial statements of the business acquired or to be acquired and pro forma financial information relating to the probable merger transactions. Therefore, ONEOK is filing as exhibits hereto certain financial information relating to Southwest and required pro forma financial information.

Item 6                              Not applicable.

Item 7                              Financial Statements, Pro Forma Financial
                                    Information and Exhibits


Exhibit No.:                        Description.

12 Included herein - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements

12.a                                Included herein - Computation of Ratio of
                                    Earnings to Fixed Charges

23.a                                Consent of Arthur Andersen LLP

99.a                                Included herein - Unaudited Pro Forma
                                    Combined Condensed Financial Statements

99.b Incorporated by Reference - Southwest Gas Corporation Form 10-K for the year ended December 31, 1997, filed March 31, 1998

99.c Incorporated by Reference - Southwest Gas Corporation Form 10-Q for the Quarter ended March 31, 1998, filed May 6, 1998

99.d Incorporated by Reference - Southwest Gas Corporation Form 10-Q for the Quarter ended June 30, 1998, filed August 14, 1998

99.e Incorporated by Reference - Southwest Gas Corporation Form 10-Q for the Quarter Ended September 30, 1998, filed November 16, 1998



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99.f                                Incorporated by Reference - Reports on Form
                                    8-K filed by Southwest Gas Corporation

                                    8-K filed February 11, 1998
                                    8-K filed April 15, 1998
                                    8-K filed April 29, 1998
                                    8-K filed July 17, 1998
                                    8-K filed July 17, 1998
                                    8-K filed July 27, 1998
                                    8-K filed August 7, 1998
                                    8-K filed September 25, 1998
                                    8-K filed October 29, 1998
                                    8-K filed December 14, 1998

Item 8                              Not applicable.



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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 25th of January, 1999.


                                             ONEOK, Inc.

                                        By:  /s/ JERRY D. NEAL
                                             ----------------------------------
                                             Vice President, Chief Financial
                                             Officer, and Treasurer

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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
 12             Included herein - Computation of Ratio of Earnings to Combined
                Fixed Charges and Preferred Stock Dividend Requirements

 12.a           Included herein - Computation of Ratio of Earnings to  Fixed
                Charges

 23.a           Consent of Arthur Andersen LLP

 99.a           Unaudited Pro Forma Combined Condensed Financial Statements